Capital adequacy	12 Months Ended
Dec. 31, 2013
Notes To Financial Statements [Abstract]
Capital Adequacy Disclosure [Text Block]
26.	Capital adequacy

The Banking Law in the Republic of Panama requires banks with general banking license to maintain a total capital adequacy index that shall not be lower than 8% of total assets and off-balance sheet irrevocable contingency transactions, weighted according to their risk; and primary capital equivalent that shall not be less than 4% of its assets and off-balance sheet irrevocable contingency transactions, weighted according to their risk. As of December 31, 2013, the Bank’s capital adequacy ratio is 14.65% which is in compliance with the capital adequacy ratios required by the Banking Law in the Republic of Panama.